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Scudder Contrarian Fund

Classes A, B, C and I

Annual Report

November 30, 2001

Contents

<Click Here> Performance Summary

<Click Here> Economic Overview

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Auditors

<Click Here> Tax Information

<Click Here> Shareholder Meeting Results

<Click Here> Officers and Directors

<Click Here> Investment Products and Services

<Click Here> Account Management Resources

Scudder Contrarian Fund	Nasdaq Symbol	CUSIP Number
Class A	KDCAX	81123U-105
Class B	KDCBX	81123U-402
Class C	KDCCX	81123U-501

Zurich Scudder Investments, Inc., is a leading global investment management firm, managing more than $325 billion in assets for individuals, corporate clients, retirement and pension plans, and insurance companies.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Performance Summary November 30, 2001

Average Annual Total Returns* (Unadjusted for Sales Charge)
Scudder Contrarian Fund	1-Year	3-Year	5-Year	10-Year
Class A	10.06%	1.66%	9.39%	13.75%
Class B	9.21%	.82%	8.41%	12.73%(a)
Class C	9.10%	.78%	8.35%	12.64%(a)
S&P 500 Index+	-12.23%	.54%	10.06%	14.06%

Sources: Lipper, Inc. and Zurich Scudder Investments, Inc.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 11/30/01	$ 19.05	$ 19.03	$ 19.02
11/30/00	$ 17.51	$ 17.47	$ 17.48
Distribution Information: Twelve Months: Income Dividends	$ .22	$ .05	$ .06

Class A Lipper Rankings* - Multi-Cap Value Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	68	of	469	15
3-Year	273	of	347	79
5-Year	122	of	228	54
10-Year	40	of	84	48

Rankings are historical and do not guarantee future results.

Source: Lipper, Inc.

Class A Morningstar Rankings* - Large Value Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	37	of	796	5
3-Year	372	of	633	59
5-Year	158	of	460	35
10-Year	49	of	154	33

Rankings are historical and do not guarantee future results.

Source: Morningstar, Inc.

Growth of an Assumed $10,000 Investment(b)* (Adjusted for Sales Charge)
-- Scudder Contrarian Fund - Class A -- S&P 500 Index+

Yearly periods ended November 30

Comparative Results* (Adjusted for Sales Charge)
Scudder Contrarian Fund		1-Year	3-Year	5-Year	10-Year
Class A(c)	Growth of $10,000	$10,373	$9,902	$14,760	$34,182
	Average annual total return	3.73%	-.33%	8.10%	13.08%
Class B(c)	Growth of $10,000	$10,621	$10,080	$14,877	$33,150(a)
	Average annual total return	6.21%	.27%	8.27%	12.73%(a)
Class C(c)	Growth of $10,000	$10,910	$10,236	$14,931	$32,875(a)
	Average annual total return	9.10%	.78%	8.35%	12.64%(a)
S&P 500 Index+	Growth of $10,000	$8,777	$10,162	$16,151	$37,284
	Average annual total return	-12.23%	.54%	10.06%	14.06%

The growth of $10,000 is cumulative.

* Returns and rankings during part of the periods shown reflect a temporary fee and/or expense waiver. Without this waiver, returns and rankings would have been lower. Rankings are for Class A shares; rankings for share classes may vary.
(a) Returns shown for Class B and C shares for the periods prior to their inception date on September 11, 1995 are derived from the historical performance of Class A shares of the Scudder Contrarian Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. The difference in expenses will affect performance.
(b) The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
(c) Returns shown for Class A, B and C shares have been adjusted to reflect the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 5.75%. Class B share performance is adjusted for the applicable CDSC, which is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. The difference in expenses will affect performance.
+ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Advisor had not maintained the Fund's expenses, the total returns would have been lower.

Investments in mutual funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Economic Overview

Economic Outlook: Recession, Then Recovery

Dear Shareholder:

On the morning of September 11, economic conditions were uncertain at best, but the terrorist attacks in the United States on the World Trade Center and the Pentagon sent the economy into a deeper downturn. It is now official - the United States is in recession. The good news is that U.S. policymakers are moving aggressively to provide fiscal and monetary stimulus to keep the downturn contained.

U.S. consumers had too much debt and were trying to rein in their spending when the terrorist attacks sapped their confidence. During September they virtually stopped shopping, but in October they were lured back into the malls and auto showrooms by great bargains. However, with layoffs on the rise, we expect even that bounce-back to fade. What spending there is will likely be concentrated on necessities such as groceries, visits to the doctor and tuition. We don't expect total consumption to get back to this last summer's level before the end of 2002. As their customers retrench, business executives will likely do the same. They have already cut capital spending, and will review outlays for the coming months. As a result, we expect the economy to continue its decline until early next spring.

Despite America's current malaise, the rest of the world is still looking to us to spark global growth. Japan remains in recession, and output is slipping in the largest European countries. But policymakers elsewhere may finally be getting the message that world growth is at risk. The European Central Bank recently surprised markets with a rate cut of half a percentage point, and Japan's government has vowed to get serious about reform. These moves, while welcome, will take time to bear fruit.

Before stuffing money under the mattress, investors can take heart that U.S. policymakers have been quick to act to bolster the world's largest economy. At the exact moment when the private sector is cutting back, the government is stepping up with huge new outlays. What's good about these outlays is that they aren't new programs that will last forever, and the economy will reap the benefits quickly. This stimulus may not prevent two or three quarters of negative growth, but it should shorten the correction process.

Economic Guideposts Data as of 11/30/01
[] 2 years ago [] 1 year ago [] 6 months ago [] Now
	Inflation Rate (a)	U.S. Unemployment Rate (b)	Federal Funds Rate (c)	Industrial Production (d)	Growth Rate of Personal Income (e)
(a) The year-over-year percentage change in U.S. consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
Sources: Bloomberg Business News, Zurich Scudder Investments, Inc.

Recessions are never welcome, but they force people and businesses to reduce the excesses built up in a boom. As despicable as the terrorist attacks were, individuals and businesses are likely to react by aggressively correcting excesses that have built up over the past several years. That will hurt now but will brighten the medium- to long-term outlook.

We believe Americans will quickly put their houses in order, and by the end of 2002, the stage should be set for another expansion. Because the markets are forward looking, financial asset prices here and abroad may begin to anticipate stronger growth well before then - an important point for investors to keep in mind as they evaluate their holdings.

Zurich Scudder Investments, Inc.
Economics Group

December 1, 2001

The sources, opinions and forecasts expressed are those of the economic advisors of Zurich Scudder Investments, Inc. as of December 1, 2001, and may not actually come to pass.

Portfolio Management Review

Scudder Contrarian Fund: A Team Approach to Investing

[Portfolio Manager(s) Photograph(s)]

Scudder Contrarian Fund is managed by a team of Zurich Scudder Investments, Inc. (the "Advisor") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Advisor's large staff of economists, research analysts, traders, and other investment specialists who work in offices across the United States and abroad. The Advisor believes that a team approach benefits fund investors by bringing together many disciplines and leveraging the firm's extensive resources.

Lead Portfolio Manager Thomas Sassi joined the Advisor in 1990 and the fund team in 1997. Mr. Sassi has over 30 years of investment analysis and management experience.

Portfolio Manager Frederick L. Gaskin joined the Advisor in 1989 and the fund team in 1997. Mr. Gaskin has 15 years of investment industry experience.

In the following interview, Lead Portfolio Manager Tom Sassi discusses the strategy of Scudder Contrarian Fund and the market environment during the 12-month period ended November 30, 2001.

Q: Will you provide an overview of market conditions during the period?

A: The investment environment offered a mixed bag of advantages and disadvantages to investors. The extreme two-tiered market of the recent past, which pitted old-economy stocks against new-economy stocks, broadened as the economy slowed and corporate earnings disappointed. Fears of a recession were realized when the tragic events of September 11 pushed the economy and the markets into a sharp decline.

At the start of the period, risk-averse investors became ever more price conscious. In addition, investors' growing emphasis on company fundamentals drove them further away from high-valuation/high-expectation names and sectors including technology, media and telecommunications. They turned instead to more traditionally defensive stocks and sectors, including health care and consumer staples issues.

Shortly after the New Year, the Federal Reserve Board (the Fed) dramatically reversed its policy, cutting short-term interest rates in an aggressive attempt to stimulate the stagnant economy. Throughout the period, the Fed cut rates 10 times, bringing rates to their lowest level in almost three decades. While value stocks held their ground through most of the period, all areas of the stock market declined after the September terrorist attacks. Despite successive rate cuts and talk of a federal stimulus package, investors moved out of the stock market and into investments they perceived to be "safe" - primarily U.S. government bonds and cash products. Investors regained some confidence in November, and the stock market posted hearty gains for the first time in many months.

Q: How did Scudder Contrarian Fund perform in this extraordinary market environment?

A: For the 12 months ended November 30, 2001, Scudder Contrarian Fund Class A shares (unadjusted for sales charges) climbed 10.06 percent, far surpassing the Standard & Poor's 500, which lost 12.23 percent. The fund also outperformed its peer-group averages for the Lipper Multi-Cap Value Funds category, which rose just 1.11 percent, and the Morningstar Large Value category, which declined 2.59 percent. Our commitment to the contrarian philosophy and strict adherence to our disciplined value investment process is what enabled us to outperform even in this difficult market environment.

Q: Will you describe your investment discipline?

A: We follow a "bottom-up" stock selection process. By bottom-up, we mean that we choose stocks based solely on thorough analysis of a company, not because we like the stock's market sector or because we believe that the macroeconomic environment will support a certain industry. The basis of our strategy is thorough analysis of individual stocks. Industry sector weightings are always a residual of individual stock selection.

We look for quality companies that are out of favor with investors for one reason or another, that have strong fundamentals and potential for growth. We seek stocks with lower price-to-earnings ratios, higher dividend yields and faster earnings and dividend growth rates than their respective market averages.

There is generally less risk in contrarian investing than in other styles or disciplines. That's because when you invest in a healthy company whose stock price is temporarily depressed, there is greater potential for a high rate of return if earnings revert to historical levels.

Q: Were there any notable changes to the portfolio?

A: The reversal of the two-tiered market blurred or confused the classic relationships we had become accustomed to seeing in the market. The market has broadened considerably, and we have purposefully broadened the portfolio (both across sectors and by increasing the number of individual holdings) to reflect this. While we maintained the portfolio's dominant position in traditional "value" sectors, we took advantage of a rare opportunity to build representative positions in cyclical and growth industries. We sought out quality companies - those with relatively strong fundamentals, including earnings and price-to-earnings growth faster than the market averages. Below are some of the highlights.

• Financials. Although we reduced our position during the year, financials remained our largest industry stake. We strategically reduced positions in longtime holdings that had appreciated greatly. Notably, we pared down our holdings in Fannie Mae and Freddie Mac to book gains. Because of their extremely solid fundamentals, however, both names remain among the fund's 10 largest holdings. We sold positions in Washington Mutual, which was nearing an all-time high, and in property and casualty companies, including Allstate, which also had done well. The timing of these sales was good, as all three declined fairly dramatically during the last several months of the period.

• Industrials. We increased the fund's position in industrial stocks, and they added to performance. Praxair and Air Products, specifically, posted strong performance. We eliminated these holdings from the portfolio after they reached our pre-established price targets. Both are solid companies with long histories of strong growth. We purchased them several years ago after they had been taken down on fears of a deteriorating economy.

• Technology. After deep declines in technology during 2000, we began to build a tech position for the fund in the first quarter of 2001. We sought out the survivors and purchased the dominant names in their respective businesses: Compaq and Dell in personal computers; Applied Materials and Intel in semiconductors; and Hewlett-Packard in computer hardware. We were early in our entry into these stocks, which declined after our initial purchase. While we wish these stocks had shown immediate improvement, we remain confident in their long-term potential. Clearly, the technology sector as a whole is unlikely to return to its former glory, but we believe that our investment process has helped us to uncover names with the strongest probability of higher revenues, earnings and stock prices.

In addition to these pure tech names, the fund holds other companies from different industries that have similar business models. These types of companies provided better performance during the period. They include Equifax, a credit reporting agency; Raytheon, a defense stock; and Diebold, a manufacturer of automated teller machines.

Q: Will you share your outlook for the markets and for Scudder Contrarian Fund in particular?

A: We believe the worst may be coming to an end. It is our contention that the Federal Reserve's efforts to spur economic growth, together with additional federal stimulus, should result in an economic recovery beginning during the first half of 2002. This of course would be positive for the financial markets and the fund.

The dramatic decline in technology and the investor reaction to the September 11 tragedies have provided classic contrarian opportunities throughout many industries. We will continue to look for opportunities to diversify the portfolio with solid companies that have been knocked down to temporary lows. As we've often said, while the market may be extreme and emotional in the short run, fundamentals prevail in the long run. History has shown that to be true, and it's happening all over again. In each of the extreme "consensus markets" of the past, when a single sector has dominated - the "Nifty 50" in 1972, energy in 1980 or personal computers in 1983 - the upside was greater than anyone had anticipated or even imagined. And each time, the downside proved more extreme and long lasting than anyone thought possible. After their initial fall, the former "leadership" stocks entered a bear market, and investors returned to the broader market with an eye toward quality and a renewed commitment to fundamental analysis.

While there isn't a direct parallel, investors have seen that new-economy stocks - technology names in particular - are not invulnerable, as once they might have seemed to be. Investors are no longer willing to buy at any price or to overlook the shaky foundations on which many of these companies are built. They are reasserting the importance of fundamental strength, and they are showing little tolerance for disappointing earnings.

The current economic and political uncertainty will likely sustain a volatile and rotational market, meaning that sectors and individual stocks will fall into and out of favor rapidly. We do not expect to see clear leadership within the market for some time. This type of market is rife with opportunities for price-disciplined investors like us. Unlike in a momentum market, such as we saw in 1999 and 2000, the ability to buy low and sell high will distinguish the winners from the losers. We're confident in the prudence of our contrarian philosophy and in the efficacy of our clearly defined, disciplined investment process. What's more, we know that our ability to stick to it, regardless of market conditions, is the key to our success in continuing to provide value to shareholders over time.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions.

Portfolio Summary November 30, 2001

Asset Allocation	11/30/01	11/30/00

Common Stocks	92%	95%
Cash Equivalents	8%	5%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	11/30/01	11/30/00

Financial	23%	26%
Technology	16%	4%
Manufacturing	13%	16%
Consumer Staples	12%	16%
Consumer Discretionary	11%	9%
Energy	7%	9%
Health	7%	9%
Media	2%	1%
Durables	2%	2%
Transportation	2%	4%
Other	5%	4%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at November 30, 2001* (28.4% of Portfolio)
1. Wachovia Corp. Provider of financial services	3.3%
2. Intel Corp. Designer, manufacturer and seller of computer components and related products	3.2%
3. Sonoco Products Co. Manufacturer of tubes and cores for industrial use	3.1%
4. Fannie Mae Facilitator of mortgages and issuer of mortgage-backed securities	2.8%
5. KeyCorp Provider of commercial banking services	2.8%
6. Sara Lee Corp. Manufacturer of processed foods	2.7%
7. McDonald's Corp. Operator of fast food restaurants	2.7%
8. Freddie Mac Supplier of mortgage credit	2.7%
9. Exxon Mobil Corp. Explorer and provider of oil and gas	2.6%
10. Diebold, Inc. Provider of financial, education and health care services	2.5%

* Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 18. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of November 30, 2001

	Shares	Value ($)
Common Stocks 92.4%
Communications 1.4%
Telephone/Communications
WorldCom, Inc. - WorldCom Group*	199,000	2,893,460
Construction 1.7%
Building Products
Masco Corp.	170,000	3,558,100
Consumer Discretionary 10.6%
Department & Chain Stores 6.0%
Federated Department Stores, Inc.*	50,000	1,850,000
May Department Stores	88,750	3,180,800
Nordstrom, Inc.	210,000	3,975,300
The Limited, Inc.	254,000	3,535,680
		12,541,780
Home Furnishings 1.9%
Newell Rubbermaid, Inc.	160,300	4,111,695
Restaurants 2.7%
McDonald's Corp.	210,000	5,636,400
Consumer Staples 11.0%
Alcohol & Tobacco 0.6%
Philip Morris Companies, Inc.	27,100	1,278,307
Food & Beverage 8.1%
Albertson's, Inc.	93,000	3,121,080
Campbell Soup Co.	52,000	1,524,120
ConAgra, Inc.	155,700	3,576,429
H.J. Heinz Co.	50,500	1,925,060
Sara Lee Corp.	264,100	5,778,508
Unilever NV (New York shares)	22,278	1,267,618
		17,192,815
Package Goods/Cosmetics 1.5%
Procter & Gamble Co.	42,000	3,253,320
Textiles 0.8%
VF Corp.	41,800	1,587,564
Durables 1.9%
Aerospace 0.9%
United Technologies Corp.	31,000	1,866,200
Automobiles 1.0%
Dana Corp.	151,200	2,071,440
Energy 6.9%
Oil & Gas Production 3.7%
ChevronTexaco Corp.	26,500	2,252,765
Exxon Mobil Corp.	147,200	5,505,280
		7,758,045
Oil Companies 3.2%
BP PLC (ADR)	103,914	4,589,881
Phillips Petroleum Co.	39,000	2,169,570
		6,759,451
Financial 21.6%
Banks 13.6%
AmSouth Bancorp.	200,000	3,664,000
Bank of America Corp.	68,900	4,229,082
FleetBoston Financial Corp.	30,000	1,102,500
J.P. Morgan Chase & Co.	86,400	3,259,008
KeyCorp	254,000	5,816,600
National City Corp.	78,000	2,184,000
SunTrust Banks, Inc.	23,800	1,505,588
Wachovia Corp.	223,100	6,904,945
		28,665,723
Insurance 1.5%
Jefferson Pilot Corp.	22,000	979,000
MGIC Investment Corp.	35,000	2,049,250
Providian Financial Corp.	60,000	160,200
		3,188,450
Other Financial Companies 5.5%
Fannie Mae	75,000	5,895,000
Freddie Mac	84,900	5,617,833
		11,512,833
Real Estate 1.0%
Post Properties, Inc.	62,000	2,140,860
Health 6.0%
Medical Supply & Specialty 1.6%
Becton, Dickinson & Co.	98,000	3,319,260
Pharmaceuticals 4.4%
Bristol-Myers Squibb Co.	88,900	4,779,264
Merck & Co., Inc.	68,000	4,607,000
		9,386,264
Manufacturing 11.6%
Chemicals 1.3%
Dow Chemical Co.	76,000	2,850,000
Containers & Paper 3.1%
Sonoco Products Co.	262,900	6,469,969
Diversified Manufacturing 2.6%
Honeywell International, Inc.	91,400	3,028,996
Textron, Inc.	61,100	2,422,615
		5,451,611
Electrical Products 1.3%
Emerson Electric Co.	53,000	2,865,180
Industrial Specialty 1.1%
Avery Dennison Corp.	42,000	2,267,160
Machinery/Components/Controls 2.2%
Pitney Bowes, Inc.	109,400	4,537,912
Media 1.9%
Print Media
Gannett Co., Inc.	59,400	4,125,330
Service Industries 1.7%
Printing/Publishing
Equifax, Inc.	142,000	3,534,380
Technology 14.3%
Computer Software 1.0%
Adobe Systems, Inc.	69,000	2,213,520
Diverse Electronic Products 4.7%
Applied Materials, Inc.*	81,700	3,246,759
Dell Computer Corp.*	48,100	1,343,433
Diebold, Inc.	136,000	5,275,440
		9,865,632
Electronic Components/Distributors 1.3%
SCI Systems, Inc.*	96,800	2,773,320
Electronic Data Processing 2.8%
Compaq Computer Corp.	263,500	2,674,525
Hewlett-Packard Co.	145,000	3,188,550
		5,863,075
Military Electronics 1.4%
Raytheon Co.	87,000	2,850,990
Semiconductors 3.1%
Intel Corp.	204,000	6,662,640
Transportation 1.8%
Air Freight
FedEx Corp.*	84,000	3,852,240
Total Common Stocks (Cost $196,221,743)		194,904,926

	Principal Amount ($)	Value ($)
Cash Equivalents 7.6%
Zurich Scudder Cash Management QP Trust, 2.24%** (Cost $16,116,836)	16,116,836	16,116,836
Total Investment Portfolio - 100.0% (Cost $212,338,579) (a)		211,021,762

* Non-income producing security.
** Zurich Scudder Cash Management QP Trust is also managed by Zurich Scudder Investments, Inc. The unaudited rate shown is the annualized seven-day yield at period end.
(a) The cost for federal income tax purposes was $212,858,241. At November 30, 2001, net unrealized depreciation for all securities based on tax cost was $1,836,479. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $16,552,245 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $18,388,724.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of November 30, 2001
Assets
Investments in securities, at value (cost $212,338,579)	$ 211,021,762
Cash	10,000
Receivable for investments sold	2,035,663
Dividends receivable	584,452
Interest receivable	29,189
Receivable for Fund shares sold	189,617
Foreign taxes recoverable	1,013
Total assets	213,871,696
Liabilities
Payable for Fund shares redeemed	149,588
Accrued management fee	129,509
Other accrued expenses and payables	204,980
Total liabilities	484,077
Net assets, at value	$ 213,387,619
Net Assets
Net assets consist of: Undistributed net investment income (loss)	248,039
Net unrealized appreciation (depreciation) on investments	(1,316,817)
Accumulated net realized gain (loss)	(19,776,672)
Paid-in capital	234,233,069
Net assets, at value	$ 213,387,619

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of November 30, 2001 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($130,115,572 / 6,830,925 shares of capital stock outstanding, $.01 par value, 320,000,000 shares authorized)	$ 19.05
Maximum offering price per share (100 / 94.25 of $19.05)	$ 20.21
Class B
Net Asset Value, offering and redemption price per share (subject to contingent deferred sales charge) ($66,986,827 / 3,520,542 shares of capital stock outstanding, $.01 par value, 320,000,000 shares authorized)
$ 19.03
Class C
Net Asset Value, offering and redemption price per share (subject to contingent deferred sales charge) ($14,295,171 / 751,394 shares of capital stock outstanding, $.01 par value, 80,000,000 shares authorized)
$ 19.02
Class I
Net Asset Value, offering and redemption price per share (subject to contingent deferred sales charge) ($1,990,049 / 104,174 shares of capital stock outstanding, $.01 par value, 80,000,000 shares authorized)
$ 19.10

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended November 30, 2001
Investment Income
Dividends (net of foreign taxes withheld of $21,880)	$ 4,566,755
Interest	707,442
Total Income	5,274,197
Expenses: Management fee	1,583,336
Administrative fee	370,724
Services to shareholders	531,689
Custodian fees	6,057
Distribution service fees	1,132,993
Auditing	19,598
Legal	4,331
Directors' fees and expenses	19,061
Reports to shareholders	74,269
Registration fees	4,582
Other	10,789
Total expenses, before expense reductions	3,757,429
Expense reductions	(2,808)
Total expenses, after expense reductions	3,754,621
Net investment income (loss)	1,519,576
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	5,734,074
Net unrealized appreciation (depreciation) during the period on investments	11,062,567
Net gain (loss) on investment transactions	16,796,641
Net increase (decrease) in net assets resulting from operations	$ 18,316,217

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended November 30,
	2001	2000
Operations: Net investment income (loss)	$ 1,519,576	$ 3,082,079
Net realized gain (loss) on investment transactions	5,734,074	(25,505,184)
Net unrealized appreciation (depreciation) on investment transactions during the period	11,062,567	11,737,616
Net increase (decrease) in net assets resulting from operations	18,316,217	(10,685,489)
Distributions to shareholders from: Net investment income: Class A	(1,474,987)	(2,663,019)
Class B	(173,820)	(952,838)
Class C	(42,410)	(159,026)
Class I	(21,368)	(4,453)
From net realized gains: Class A	-	(15,253,413)
Class B	-	(9,611,801)
Class C	-	(1,578,185)
Fund share transactions: Proceeds from shares sold	63,186,759	94,054,767
Reinvestment of distributions	1,612,106	28,113,669
Cost of shares redeemed	(62,428,910)	(187,202,622)
Net increase (decrease) in net assets from Fund share transactions	2,369,955	(65,034,186)
Increase (decrease) in net assets	18,973,587	(105,942,410)
Net assets at beginning of period	194,414,032	300,356,442
Net assets at end of period (including undistributed net investment income of $248,039 and $441,048, respectively)	$ 213,387,619	$ 194,414,032

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended November 30,	2001	2000	1999	1998	1997[a]	1996[b]
Selected Per Share Data
Net asset value, beginning of period	$ 17.51	$ 19.75	$ 22.90	$ 21.13	$ 16.93	$ 16.20
Income (loss) from investment operations:
Net investment income (loss)	.19[c]	.30[c]	.34[c]	.28	.23	.23
Net realized and unrealized gain (loss) on investment transactions	1.57	(.39)	(1.40)	3.48	4.25	2.07
Total from investment operations	1.76	(.09)	(1.06)	3.76	4.48	2.30
Less distributions from: Net investment income	(.22)	(.35)	(.31)	(.27)	(.20)	(.22)
Net realized gains on investment transactions	-	(1.80)	(1.78)	(1.72)	(.08)	(1.35)
Total distributions	(.22)	(2.15)	(2.09)	(1.99)	(.28)	(1.57)
Net asset value, end of period	$ 19.05	$ 17.51	$ 19.75	$ 22.90	$ 21.13	$ 16.93
Total Return (%)[d]	10.06	.54	(5.06)	19.51	26.58**	14.42[e]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	130	113	173	152	101	47
Ratio of expenses before expense reductions (%)	1.46	1.53[f]	1.41	1.37	1.35*	1.25
Ratio of expenses after expense reductions (%)	1.46	1.52[f]	1.40	1.37	1.35*	1.23
Ratio of net investment income (loss) (%)	1.04	1.85	1.53	1.36	1.47*	1.56
Portfolio turnover rate (%)	76	46	88	64	77*	95

a For the eleven months ended November 30, 1997.
b For the year ended December 31, 1996.
c Based on average shares outstanding during the period.
d Total return does not reflect the effect of any sales charge.
e Total return would have been lower had certain expenses not been waived.
f The ratios of operating expenses excluding costs incurred with the reorganization before and after expense reductions were 1.50% and 1.49%, respectively.
* Annualized ** Not annualized

Class B

Years Ended November 30,	2001	2000	1999	1998	1997[a]	1996[b]
Selected Per Share Data
Net asset value, beginning of period	$ 17.47	$ 19.68	$ 22.82	$ 21.08	$ 16.92	$ 16.20
Income (loss) from investment operations:
Net investment income (loss)	.04[c]	.14[c]	.14[c]	.08	.08	.11
Net realized and unrealized gain (loss) on investment transactions	1.57	(.36)	(1.38)	3.46	4.22	2.07
Total from investment operations	1.61	(.22)	(1.24)	3.54	4.30	2.18
Less distributions from: Net investment income	(.05)	(.19)	(.12)	(.08)	(.06)	(.11)
Net realized gains on investment transactions	-	(1.80)	(1.78)	(1.72)	(.08)	(1.35)
Total distributions	(.05)	(1.99)	(1.90)	(1.80)	(.14)	(1.46)
Net asset value, end of period	$ 19.03	$ 17.47	$ 19.68	$ 22.82	$ 21.08	$ 16.92
Total Return (%)[d]	9.21	(.29)	(5.90)	18.32	25.44**	13.61[e]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	67	68	109	100	71	29
Ratio of expenses before expense reductions (%)	2.27	2.53[f]	2.29	2.31	2.26*	2.34
Ratio of expenses after expense reductions (%)	2.27	2.53[f]	2.29	2.31	2.26*	2.11
Ratio of net investment income (loss) (%)	.23	.84	.64	.42	.56*	.68
Portfolio turnover rate (%)	76	46	88	64	77*	95

a For the eleven months ended November 30, 1997.
b For the year ended December 31, 1996.
c Based on average shares outstanding during the period.
d Total return does not reflect the effect of any sales charge.
e Total return would have been lower had certain expenses not been waived.
f The ratios of operating expenses excluding costs incurred with the reorganization before and after expense reductions were 2.47% and 2.47%, respectively.
* Annualized ** Not annualized

Class C

Years Ended November 30,	2001	2000	1999	1998	1997[a]	1996[b]
Selected Per Share Data
Net asset value, beginning of period	$ 17.48	$ 19.68	$ 22.82	$ 21.06	$ 16.90	$ 16.20
Income (loss) from investment operations:
Net investment income (loss)	.03[c]	.15[c]	.12[c]	.05	.06	.11
Net realized and unrealized gain (loss) on investment transactions	1.57	(.36)	(1.39)	3.47	4.20	2.05
Total from investment operations	1.60	(.21)	(1.27)	3.52	4.26	2.16
Less distributions from: Net investment income	(.06)	(.19)	(.09)	(.04)	(.02)	(.11)
Net realized gains on investment transactions	-	(1.80)	(1.78)	(1.72)	(.08)	(1.35)
Total distributions	(.06)	(1.99)	(1.87)	(1.76)	(.10)	(1.46)
Net asset value, end of period	$ 19.02	$ 17.48	$ 19.68	$ 22.82	$ 21.06	$ 16.90
Total Return (%)[d]	9.10	(.18)	(6.01)	18.25	25.26**	13.51[e]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	14	12	18	12	6	2
Ratio of expenses before expense reductions (%)	2.32	2.48[f]	2.36	2.40	2.47*	2.80
Ratio of expenses after expense reductions (%)	2.32	2.47[f]	2.35	2.40	2.47*	2.12
Ratio of net investment income (loss) (%)	.18	.91	.58	.33	.35*	.67
Portfolio turnover rate (%)	76	46	88	64	77*	95

a For the eleven months ended November 30, 1997.
b For the year ended December 31, 1996.
c Based on average shares outstanding during the period.
d Total return does not reflect the effect of any sales charge.
e Total return would have been lower had certain expenses not been waived.
f The ratios of operating expenses excluding costs incurred with the reorganization before and after expense reductions were 2.42% and 2.42%, respectively.
* Annualized ** Not annualized

Class I

Years Ended November 30,	2001	2000[a]
Selected Per Share Data
Net asset value, beginning of period	$ 17.56	$ 17.34
Income (loss) from investment operations: Net investment income (loss)[b]	.30	.48
Net realized and unrealized gain (loss) on investment transactions	1.56	1.75
Total from investment operations	1.86	2.23
Less distributions from: Net investment income	(.32)	(.21)
Total distributions	(.32)	(.21)
Net asset value, end of period	$ 19.10	$ 17.56
Total Return (%)[c]	10.66	2.63**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	1
Ratio of expenses (%)	.91	1.70
Ratio of net investment income (loss) (%)	1.59	6.19
Portfolio turnover rate (%)	76	46*

a For the period June 1, 2000 (commencement of sales of Class I shares) to November 30, 2000.
b Based on average shares outstanding during the period.
c Total return does not reflect the effect of any sales charge.
* Annualized
** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Contrarian Fund (the ``Fund''), formerly Kemper Contrarian Fund, is a diversified series of Scudder Value Series (the ``Corporation''), formerly Kemper Value Series, which is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (U.S. or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Zurich Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At November 30, 2001, the Fund had a net tax basis capital loss carryforward of approximately $19,257,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2008, the expiration date, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for financial reporting purposes.

B. Purchase and Sales of Securities

During the year ended November 30, 2001, purchases and sales of investment securities (excluding short-term instruments) aggregated $147,636,704 and $151,831,390, respectively.

C. Related Parties

As described in Note G, Zurich Scudder Investments, Inc., (``ZSI'' or the ``Advisor''), has initiated a restructuring program for most of its funds. As part of this reorganization, the Fund has entered into an Administrative Agreement. This agreement was effective May 29, 2001. The terms of the newly adopted and the pre-existing agreements are set out below.

Management Agreement. Under the Investment Management Agreement (the "Management Agreement") with ZSI, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The Fund pays a monthly investment management fee of 1/12 of the annual rate of 0.75% of the first $250,000,000 of the Fund's average daily net assets, 0.72% of the next $750,000,000 of such net assets, 0.70% of the next $1,500,000,000 of such net assets, 0.68% of the next $2,500,000,000 of such net assets, 0.65% of the next $2,500,000,000 of such net assets, 0.64% of the next $2,500,000,000 of such net assets, 0.63% of the next $2,500,000,000 of such net assets and 0.62% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended November 30, 2001, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.75% of the Fund's average daily net assets.

On September 24, 2001, Deutsche Bank and Zurich Financial Services, parent company of ZSI, the investment manager for the Fund, announced that they have signed an agreement in principle under which Deutsche Bank will acquire 100% of ZSI. The agreement in principle does not include ZSI's Threadneedle Investments in the U.K., which will be retained by Zurich Financial Services. On December 4, 2001, a definitive agreement was signed and the transaction is expected to be completed, pending regulatory and shareholder approval and satisfaction of other conditions, in the first half of 2002.

Administrative Fee. Effective May 29, 2001, the Fund, as approved by the Fund's Board of Directors, adopted an Administrative Agreement (the ``Administrative Agreement'') with ZSI. Under the Administrative Agreement, ZSI provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by ZSI under its Management Agreement with the Fund, as described above) in exchange for the payment by the Fund of an administrative services fee (the ``Administrative Fee'') of 0.325%, 0.375%, 0.35% and 0.10% of average daily net assets for Class A, B, C and I shares, respectively, computed and accrued daily and payable monthly.

As of the effective date of the Administrative Agreement, each service provider continues to provide the services that it previously provided to the Fund (i.e., shareholder services, custody, audit and legal), under the current arrangements, except that ZSI pays these entities for the provision of their services to the Fund and pays most other Fund expenses, including insurance, registration, printing and postage fees. Certain expenses of the Fund are not borne by ZSI under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Directors (including the fees and expenses of their independent counsel). For the period May 29, 2001 through November 30, 2001, the Administrative Fee was as follows:

Administrative Fees	Total Aggregated	Unpaid at November 30, 2001
Class A	$ 213,487	$ 36,040
Class B	131,176	21,572
Class C	25,234	4,297
Class I	827	160
	$ 370,724	$ 62,069

Service Provider Fees. Scudder Investments Service Company, (``SISC''), formerly Kemper Service Company, an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Fund's Class A, B, C and I shares. Prior to May 29, 2001, the amount charged to Class A, B, C and I shares by SISC aggregated $207,160, $133,468, $30,153 and $0, respectively.

Effective May 29, 2001 the above fee is paid by the Advisor in accordance with the Administrative Agreement.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc., ("SDI"), formerly Kemper Distributors, Inc., a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended November 30, 2001, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at November 30, 2001
Class B	$ 516,414	$ 41,347
Class C	104,021	8,882
	$ 620,435	$ 50,229

Effective May 29, 2001, in accordance with an amended and restated Distribution Service Agreement, SDI also provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. This amended agreement replaced the Administrative Services Agreement and did not result in any increase in fees or expenses to each such class. For the year ended November 30, 2001, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at November 30, 2001
Class A	$ 305,746	$ 29,378
Class B	172,138	13,356
Class C	34,674	2,860
	$ 512,558	$ 45,594

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of the Class A shares for the year ended November 30, 2001 aggregated $30,916.

In addition, SDI receives a contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of shares redeemed. For the year ended November 30, 2001, the CDSC for Class B and C shares aggregated $143,659 and $1,985, respectively.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor an annual retainer plus specified amounts for attended board and committee meetings.

Zurich Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Zurich Scudder Cash Management QP Trust (the ``QP Trust'') and other affiliated funds managed by Zurich Scudder Investments, Inc. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay ZSI a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the year ended November 30, 2001 totaled $301,351 and are reflected as interest income on the Statement of Operations.

D. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended November 30, 2001		Year Ended November 30, 2000
	Shares	Amount	Shares	Amount
Shares sold
Class A	2,320,787	$ 44,113,876	4,347,123	$ 70,500,770
Class B	705,648	13,354,315	995,773	16,272,306
Class C	246,200	4,499,632	393,118	6,360,152
Class I	63,734	1,218,936	56,011	921,539
		$ 63,186,759		$ 94,054,767
Shares issued to shareholders in reinvestment of dividends
Class A	77,028	$ 1,393,493	1,035,407	$ 16,901,112
Class B	9,118	162,585	602,730	9,835,115
Class C	1,935	34,661	84,098	1,372,989
Class I	1,183	21,367	276	4,453
		$ 1,612,106		$ 28,113,669
Shares redeemed
Class A	(2,037,589)	$ (38,178,638)	(7,688,287)	$ (123,699,537)
Class B	(1,073,946)	(20,084,919)	(3,267,086)	(52,631,003)
Class C	(204,629)	(3,882,616)	(676,972)	(10,842,794)
Class I	(15,251)	(282,737)	(1,779)	(29,288)
		$ (62,428,910)		$ (187,202,622)
Net increase (decrease)
Class A	360,226	7,328,731	(2,305,757)	(36,297,655)
Class B	(359,180)	(6,568,019)	(1,668,583)	(26,523,582)
Class C	43,506	651,677	(199,756)	(3,109,653)
Class I	49,666	957,566	54,508	896,704
		$ 2,369,955		$ (65,034,186)

E. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. For the period from December 1, 2000 through May 28, 2001, the Fund's custodian fees were reduced by $20. For the period from May 29, 2001 through November 30, 2001, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $607 for custodian credits earned. Prior to May 29, 2001, transfer agent fees were reduced by $2,181.

Effective May 29, 2001, transfer agent credits are no longer used to reduce Fund expenses.

F. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $750 million revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Reorganization

ZSI has initiated a restructuring program to reorganize and combine its two fund families, Scudder and Kemper, in response to changing industry conditions and investor needs. The program proposed to streamline the management and operations of most of the funds ZSI advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the consolidation of certain Board of Directors/Trustees and the adoption of an Administrative Fee covering the provision of most of the services paid for by the affected funds. Costs incurred in connection with this restructuring initiative were borne jointly by ZSI and certain of the affected funds.

Report of Ernst & Young LLP, Independent Auditors

To the Board of Directors and Shareholders of Scudder Contrarian Fund:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of the Scudder Contrarian Fund (the "Fund"), formerly Kemper Contrarian Fund, as of November 30, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Scudder Contrarian Fund at November 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.
/s/ Ernst & Young LLP

Boston, Massachusetts
January 6, 2002

Tax Information (Unaudited)

For corporate shareholders of Scudder Contrarian Fund 100%, of the income earned during the year ended November 30, 2001 qualified for the dividends received deduction.

Please contact a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

Shareholder Meeting Results

A Special Meeting of Shareholders (the "Meeting") of Scudder Contrarian Fund (the "fund"), a series of Scudder Value Series, Inc., was held on Thursday, May 24, 2001, at the office of Zurich Scudder Investments, Inc., Two International Place, Boston, Massachusetts 02110. At the Meeting, the following matter was voted upon by the shareholders of all series of Scudder Value Series, Inc., voting together (the resulting votes are presented below).

1. To elect Directors to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal:

	Number of Votes:
Directors	For	Withheld
John W. Ballantine	79,355,995	1,031,755
Lewis A. Burnham	79,342,545	1,045,205
Mark S. Casady	79,329,323	1,058,427
Linda C. Coughlin	79,323,433	1,064,317
Donald L. Dunaway	79,363,731	1,024,019
James R. Edgar	79,354,352	1,033,398
William F. Glavin	79,351,723	1,036,027
Robert B. Hoffman	79,354,562	1,033,188
Shirley D. Peterson	79,343,360	1,044,390
Fred B. Renwick	79,306,309	1,081,441
William P. Sommers	79,333,849	1,053,901
John G. Weithers	79,342,257	1,045,493

The following matter was voted upon by the shareholders of Scudder Contrarian Fund only.

2. To ratify the selection of Ernst & Young LLP as the independent auditors of the fund for the fund's current fiscal year:

Affirmative	Against	Abstain
5,622,071	88,813	86,026

The Meeting was reconvened on Thursday, June 21, 2001, at which time the following matters were voted upon by the shareholders of each class of Scudder Contrarian Fund, as applicable (the resulting votes for each matter are presented below).

Class A

3. To approve a Rule 12b-1 Plan for Class A:

Affirmative	Against	Abstain
3,871,118	113,446	90,586

Class B

3. To approve an Amended and Restated Rule 12b-1 Plan for Class B:

Affirmative	Against	Abstain
2,133,099	67,889	89,280

Class C

3. To approve an Amended and Restated Rule 12b-1 Plan for Class C:

Affirmative	Against	Abstain
462,893	2,789	14,381

The Meeting was reconvened on Tuesday, July 3, 2001, at which time the following matter was voted upon by the shareholders of each series of Scudder Value Series, Inc., voting together.

4. To approve Articles of Amendment and Restatement to the Articles of Incorporation of Scudder Value Series, Inc.*

Affirmative	Against	Abstain	Broker Non-Votes**
60,636,030	1,382,972	2,251,203	33,998,377

* This proposal was not approved by shareholders.

** Broker non-votes are proxies received by the fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Officers and Directors

DIRECTORS
John W. Ballantine
Director
Lewis A. Burnham
Director
Mark S. Casady*
Director and President
Linda C. Coughlin*
Chairperson, Director and
Vice President
Donald L. Dunaway
Director
James R. Edgar
Director
William F. Glavin, Jr.*
Director
Robert B. Hoffman
Director
Shirley D. Peterson
Director
Fred B. Renwick
Director
William P. Sommers
Director
John G. Weithers
Director
OFFICERS
Philip J. Collora*
Vice President and
Assistant Secretary
Kathryn L. Quirk*
Vice President
Thomas F. Sassi*
Vice President
Linda J. Wondrack*
Vice President
John R. Hebble*
Treasurer
Thomas Lally*
Assistant Treasurer
Brenda Lyons*
Assistant Treasurer
John Millette*
Secretary
Caroline Pearson*
Assistant Secretary

* Zurich Scudder Investments, Inc.

Investment Products and Services

Scudder Funds
Core
Scudder Blue Chip Fund
Scudder Focus Value+Growth Fund
Scudder Growth and Income Fund
Scudder Research Fund
Scudder S&P 500 Stock Fund
Scudder Select 500 Fund
Scudder Small Company Stock Fund
Scudder Target 2011 Fund
Scudder Total Return Fund
Growth
Scudder 21st Century Growth Fund
Scudder Aggressive Growth Fund
Scudder Capital Growth Fund
Scudder Dynamic Growth Fund
Scudder Focus Growth Fund
Scudder Growth Fund
Scudder Large Company Growth Fund
Scudder Select 1000 Growth Fund
Value
Scudder Contrarian Fund
Scudder Dividend & Growth Fund
Scudder-Dreman High Return Equity Fund
Scudder Large Company Value Fund
Scudder Small Cap Value Fund
Sector
Scudder-Dreman Financial Services Fund
Scudder Gold Fund
Scudder Health Care Fund
Scudder Technology Fund
Scudder Technology Innovation Fund
Asset Allocation
Scudder Pathway Conservative Portfolio
Scudder Pathway Moderate Portfolio
Scudder Pathway Growth Portfolio
Global/International
Scudder Emerging Markets Growth Fund
Scudder Emerging Markets Income Fund
Scudder Global Fund
Scudder Global Bond Fund
Scudder Global Discovery Fund
Scudder Greater Europe Growth Fund
Scudder International Fund
Scudder International Research Fund
Scudder Latin America Fund
Scudder New Europe Fund
Scudder Pacific Opportunities Fund
The Japan Fund, Inc.
Income
Scudder Cash Reserves Fund
Scudder Floating Rate Fund
Scudder High-Yield Fund
Scudder High-Yield Opportunity Fund
Scudder Income Fund
Scudder Short-Term Bond Fund
Scudder Strategic Income Fund
Scudder U.S. Government Securities Fund
Tax-Free Income
Scudder California Tax-Free Income Fund
Scudder Florida Tax-Free Income Fund
Scudder High-Yield Tax-Free Fund
Scudder Managed Municipal Bonds
Scudder Massachusetts Tax-Free Fund
Scudder Medium-Term Tax-Free Fund
Scudder New York Tax-Free Income Fund

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Education IRA UGMA/UTMA IRA for Minors
Closed-End Funds
The Brazil Fund, Inc.
The Korea Fund, Inc.
Montgomery Street Income Securities, Inc.
Scudder Global High Income Fund, Inc.
Scudder New Asia Fund, Inc.
Scudder High Income Trust
Scudder Intermediate Government Trust
Scudder Multi-Market Income Trust
Scudder Strategic Income Trust
Scudder Strategic Municipal Income Trust
Scudder Municipal Income Trust

Scudder funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Scudder Investor Services, Inc.

Account Management Resources

Legal Counsel

Vedder, Price, Kaufman & Kammholz

222 North LaSalle Street Chicago, IL 60601
Shareholder Service Agent

Scudder Investments Service Company

P.O. Box 219151 Kansas City, MO 64121
Custodian and Transfer Agent

State Street Bank and Trust Company

225 Franklin Street Boston, MA 02110
Independent Auditors

Ernst & Young LLP

200 Clarendon Street Boston, MA 02116
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1048

Notes

Notes

Performance Summary November 30, 2001

Average Annual Total Returns*
	1-Year	Life of Class**
Scudder Contrarian Fund - Class I Shares	10.66%	8.87%
S&P 500 Index+	-12.23%	-12.61%

Performance is historical and includes reinvestment of dividends and capital gains. Investment return and principal value will fluctuate with changing market conditions, so that when redeemed shares may be worth more or less than their original cost.

Growth of an Assumed $10,000 Investment
-- Scudder Contrarian Fund - Class I Shares -- S&P 500 Index+

Dividend Review
During the fiscal year, Scudder Contrarian Fund - Class I shares paid the following dividends:
Income Dividends	$ 0.325

* Average annual total return measures net investment income and capital gain or loss from portfolio investments, assuming reinvestment of all dividends. The performance in the graph above also includes reinvestment of dividends. During the periods noted, securities prices fluctuated. For additional information, see the Prospectus and Statement of Additional Information and the Financial Highlights in the annual report.
** The Class commenced operations on June 1, 2000. Index comparisons begin May 31, 2000.
+ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Investment Manager

Zurich Scudder Investments

Principal Underwriter

Scudder Distributors, Inc.

This report is not to be distributed unless preceded or accompanied by a Scudder Contrarian Fund prospectus and the 2001 Annual Report for Scudder Contrarian Fund.

(SCON-2I)